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                                                                EXHIBIT h(19)(b)

                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated February 14, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Pruco Life Insurance Company of New Jersey, a New Jersey life insurance company and Pruco Securities Corporation, a New Jersey corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


FUNDS AVAILABLE UNDER                       SEPARATE ACCOUNTS                            POLICIES FUNDED BY THE
THE POLICIES                                UTILIZING THE FUNDS                          SEPARATE ACCOUNTS
------------------------------------------- -------------------------------------------- ------------------------------------------
AIM V.I. Growth and Income Fund             Pruco Life of New Jersey                     Discovery Select Annuity
AIM V.I. Value Fund                         Flexible Premium Variable                    Contract
                                            Annuity Account,
                                            established May 20, 1996

                                            Pruco Life of New Jersey                     Discovery Choice Annuity Contract
                                            Flexible Premium Variable
                                            Annuity Account,
                                            established May 20, 1996

                                            Pruco Life of New Jersey                     PruSelect III Variable Universal Life
                                            Variable Appreciable Account,                Policy
                                            established May 20, 1989
------------------------------------------- -------------------------------------------- ------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:     11-8-99
                 --------------


                                    AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN         By: /s/ ROBERT H. GRAHAM
       ---------------------------     -------------------------------
Name:   Nancy L. Martin             Name:   Robert H. Graham
Title:  Assistant Secretary         Title:  President

(SEAL)



                                    A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN         By: /s/ MICHAEL J. CEMO
       ---------------------------     -------------------------------
Name:   Nancy L. Martin             Name:   Michael J. Cemo
Title:  Assistant Secretary         Title:  President

(SEAL)

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                                        PRUCO LIFE INSURANCE COMPANY
                                        OF NEW JERSEY

Attest: /s/ THOMAS C. CASTANO           By:      /s/ DENNIS G. SULLIVAN
       ---------------------------              -------------------------------

Name:   Thomas C. Castano               Name:    DENNIS G. SULLIVAN
       ---------------------------              -------------------------------

Title:  Assistant Secretary             Title:   VP & CHIEF ACCOUNTING OFFICER
       ---------------------------              -------------------------------

(SEAL)




                                        PRUCO SECURITIES CORPORATION


Attest: /s/ THOMAS C. CASTANO           By:      /s/ CLIFFORD KIRSCH
       ---------------------------              -------------------------------

Name:   Thomas C. Castano               Name:    CLIFFORD KIRSCH
       ---------------------------              -------------------------------

Title:  Assistant Secretary             Title:   CHIEF LEGAL OFFICER
       ---------------------------              -------------------------------


(SEAL)



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